Exhibit 32

CERTIFICATION

Pursuant to 18 U.S.C. 1350

(Section 302 of the Sarbanes-Oxley Act of 2002)

In connection with the Quarterly Report on Form 10-Q of TBSS International, Inc. (Formerly Avenue South Ltd.)(the “Company”) for the quarter ended December 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Todd Spinelli, President, Chief Executive Officer and Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 21, 2012	By:	/s/ Todd Spinelli
	Name:	Todd Spinelli
	Title:	President, Chief Executive Officer
and Chief Financial Officer